Exhibit 99.1

Baird Industrial Conference Investor Presentation November 9, 2010

Safe Harbor This presentation contains certain forward-looking statements, which reflect management’s expectations regarding future events and operating performance and speak only as of the date hereof. These forward-looking statements are subject to the safe harbor protection provided under the securities laws. Methode undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in Methode’s expectations on a quarterly basis or otherwise. The forward-looking statements in this presentation involve a number of risks and uncertainties. The factors that could cause actual results to differ materially from our expectations are detailed in Methode’s filings with the Securities and Exchange Commission, such as our annual and quarterly reports. Such factors may include, without limitation, the following: (1) dependence on a small number of large customers, including two large automotive customers; (2) dependence on the automotive, appliance, computer and communications industries; (3) seasonal and cyclical nature of some of our businesses; (4) ability to compete effectively; (5) customary risks related to conducting global operations; (6) ability to keep pace with rapid technological changes; (7) ability to avoid design or manufacturing defects; (8) ability to protect our intellectual property; (9) dependence on the availability and price of raw materials; (10) ability to successfully benefit from acquisitions; (11) currency fluctuations; (12) unfavorable tax laws; (13) the future trading price of our stock; and (14) the risk of owning real property. 2

Methode Is

A leading developer of custom engineered and application specific products and solutions Serving a diversified group of customers, markets, and regions of the world Multi-national company with headquarters in Chicago and global design, manufacturing and testing capabilities 2,900+ employees worldwide Founded in 1946, public since 1966 (NYSE: MEI) 4 53.4% 33.3% 10.8% 2.5% Fiscal 2010 Sales By Business Segment Auto Interconnect Power Other 45% 36% 19% Fiscal 2010 Sales By Geography North America Europe Asia

Investment Appeals Focus on value added products that deliver genuine differentiation for our customers and higher margins for our shareholders Repositioned global manufacturing footprint to lower cost base and breakeven point Capitalizing on fundamental changes in large, growth markets (+$14 billion total available market) Providing innovative, differentiated, engineered solutions that allow our customers to amplify and accelerate their competitive advantage Poised for long-term growth in revenue and profitability Strong balance sheet; annual dividend of 28¢ per share Flexibility to pursue strategic acquisitions 5

Methode Is Poised For Improved Performance

Restructured and Repositioned Strategically exited low margin, legacy, North American auto components and connector businesses Restructured and repositioned global manufacturing footprint lowering breakeven point Major announced initiatives completed in fiscal 2010 Diversified product and customer base 7

Opportunity To Grow and Increase Shareholder Value “World Class” automotive manufacturing pedigree ensures strong design, engineering and manufacturing capabilities throughout Methode Lean manufacturing practices implemented company wide Non-Auto User Interface, Power Solutions, Sensors and Data Solutions markets are large ($14 billion +), undergoing fundamental product changes, and have strong growth potential for Methode Innovative technologies allow customers to differentiate their products Higher margin, value-added solutions for which customers are willing to pay, i.e. “Solutions Selling” vs. RFQ 8

Superior Global Engineering And Manufacturing Capabilities 200+ Engineers located in 14 centers worldwide 3 Primary manufacturing campuses Quality systems meeting rigorous “best in class” standards Award-winning lean manufacturing, vertically integrated operations Advanced process technologies Global supply chain Manufacturing Engineering 9

Customer Focused, Global Sales Structure 15 customer support offices across 4 continents 80+ sales professionals supported by more than 300 local reps and partners Extensive training and knowledge of Methode’s products and solutions Investing in Methode’s future by maintaining, and as necessary, enhancing infrastructure necessary to book and launch new programs 10

Management Team Focused On Shareholder Value Executive team together for over eight years Monthly sales and operations review of business units Division management expected to bring solutions to problems Annual incentive compensation based on MBO’s and long-term equity incentive compensation based on share and EBITDA performance Succession planning in place Proven ability to successfully integrate acquisitions Independent board of directors with skills, experiences and perspectives beneficial to Methode 11

12 Rebuilding Methode’s Revenue Stream Based on projections as of today Includes GM-ICS award Majority of business is 18-24 months from award to start of production Full launch typically 36 months after award Assumes base business maintained and goes end of life at average of 2% to 4% per year, but could be as high as 10% based on product life cycle $372 $406 $456 $556 Methode’s Historical High Revenue of $551 in Fiscal 2008 *All numbers millions of dollars Revenue projections are approximate and may vary 15% to 20% based on economic conditions, customer demands, and other factors $373 $354 $343 $331 $321 $18 $43 $67 $75 $20 $58 $160 $0 $100 $200 $300 $400 $500 $600 FY 10 FY 11 FY 12 FY 13 FY 14 Current Business Awarded in FY 10 Awarded in FY 11

UI Technology & Innovation Provide Automotive Market Opportunities GM Award “Next generation” Integrated Center Stack program for multiple GM vehicle platforms Center stacks to be featured on certain vehicles starting in model year 2013 Expected to have a five-year program life Production will begin during Methode’s fiscal year 2013 Expected to represent over $100 million in revenue per year starting in fiscal year 2014 Brings new technologies into Methode’s product portfolio including an automotive grade touchscreen 13

SEC Reporting Segments FY 2010 Revenue (% of Total) Methode’s Market Paths User Interfaces Sensors and Switches Power Solutions Data Solutions Automotive 53% Interconnect 33% Power Products 11% Other 3% Reporting Segments and Markets 14

User Interface (UI) Solutions

UI Technology Enabling Changes in Functionality and Form 16 UI broadly defined as An interaction of people and technology through an interface, e.g., the buttons of a vending machine, the center console of a car, the touch interface on a wall oven, etc. UI: $6 to $8 billion total available market Expanded presence in UI market through acquisitions of TouchSensor in March 2007 Hetronic in October 2008 From prototype to revenue is about an 18 to 24-month cycle

Methode’s UI Technology Enabling Changes in Functionality and Form 17 High Resolution Touch Screens Base Model to Top of Line Flexibility Environmentally Robust Point of Sale Integrated Class A Styling with Functionality Work Safely from Distance User Authentication and Identification Easy to Clean and Sanitize

UI Technology Toolbox Field Effect Touchscreen (Harsh/Severe environment) **Immersion licensee Integrated Back-Lighting Haptics** 18 User Interface evolution Tactile, non-visual controls Visual touch interfaces Intelligent products

Current UI Solutions

Interconnect Segment

- > Interface panels
- > Remote controls
- > Touchscreens
- > GUI (Graphic User Interface) Software
- > Rotary Haptic controls
- > Field effect touch cell, keypad
- > Biometric Identification

Automotive Segment

- > Center stacks
- > Switches and switchbanks
- > GUI (Graphic User Interface) Software

19

METHODE ELECTRONICS, INC.

UI-Interconnect Solutions Are Enabling Differentiation

- TouchSensor technology is used on 70% of North American appliances that use solid-state touch interfaces
- User interface solutions for medical, industrial and vending applications will make devices easier to use and more reliable



Kohler Shower Control



Kenmore dishwasher user-interface



Jenn-Air Wall oven



Whirlpool KitchenAid Ice/Water Dispenser



LevelGuard sump pump control



Life Fitness Treadmill


KitchenAid

KitchenAid built-in side-by-side refrigerator

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METHODE ELECTRONICS, INC.

World Class Safety Solutions Hetronic safety radio remotes are used on five continents controlling multi-million dollar equipment “Drop safe”, touch and biometric technologies are enabling safer and more efficient operations Hetronic Locomotive Radio Remote Control Hetronic Radio Remote Control For Miller Wireless Welding Controls 21

Expanded TouchSensor technology from white goods to automotive market Innovated automotive switches From simple commodities to custom engineered modular solutions From strictly competing on price to winning business based on technical knowledge and quality Improved Reliability Backed by over 200 million field-effect touch points in use No moving parts to damage or wear Differentiation Methode's system solutions approach produces unique, brand-differentiating User Interface designs with common cross-platform architecture, reducing development time and manufacturing costs UI Automotive Solutions Provide Innovation and Differentiation in Automotive Market From To 22

Touch Sensitive Technology on Center Stacks MyFord Touch and MyLincoln Touch Touch sensitive technology allows driver to engage and operate center console and climate controls with the swipe of a finger instead of traditional buttons and switches Featuring solid-state, field-effect technology Uniquely illuminated volume and fan controls Ergonomically designed surface 23

Touch Sensitive Technology on Center Stacks Methode provides entire center console assembly, which includes solid state touch points, (less touchscreen), 24

MyFord and MyLincoln Touch First award 2011 Ford Edge Midlevel 2011 Ford Edge Sony 2011 Lincoln MKX 2011 Ford Explorer Midlevel 2011 Ford Explorer Sony Launch Status Edge and MKX launched Aug ‘10 Explorer launched Oct ’10 Second award: 2012 “unreleased” models as part of the MyFord and MyLincoln Touch Systems Take rate: MyLincoln Touch is standard on the associated Lincoln Models and MyFord Touch is an anticipated 80% Take Rate Option Revenue: $12 million in Fiscal 2011, $40 million at full launch in Fiscal 2013 25

UI Innovation Provides Opportunities To Reach New Automotive Customers Solid state control panel Kia Motors approached Methode to create a new, in-car infotainment system to debut at the 2010 Consumer Electronic Show Methode designed an in-car infotainment system with a solid-state digital control panel (no moving parts or electrical contacts) Versatile panel can be manufactured in a variety of materials and contoured design Well received at 2010 CES, Kia has approved Methode's field-effect technology for future Kia projects 26

Hyundai Integrated center console program utilizing TouchSensor technology Up to $2 million in annual revenues Begin production in the second quarter of fiscal 2012 Also supporting concept vehicle for next auto show UI Innovation Provides Opportunities To Reach New Automotive Customers 27

Sensor and Switch Solutions

Sensor and Switch Solutions Increasing Safety, Security and Performance 29 $3 billion total available market for Methode Technology Toolbox Eddy Current Hall Effect Optical Field Effect / Capacitive Force-Sensing Resistor** Magneto-elastic (MDI) Multi-spectral Imaging** Conductive printable inks Thick film inks **Strategic partner Speed and Angle Torque Sensors Level Sensors Force and Load Sensors Linear Position Sensors Biometric Sensors Discrete & Analog Switching State of Charge Solution Lines

Automotive Segment Sensor and Switch Solutions 30 Current Solutions Steering Angle Sensor Transmission – Torque Clutch Linear Position Fluid Level Opportunities State of Charge Biometric

Data Solutions

Data Solutions Provides Advanced, Versatile Solutions Supports telecommunications, data communications and data center industries Stand apart through innovation, diverse range of products and focus on customer satisfaction Provides advanced, versatile solutions Technology Toolbox RFID Near field RF Data Center Cable Mgmt. Asset tracking software Rack and cabinet solutions 32

Data Solutions Provides Advanced, Versatile Solutions 33 FTTx Network Solutions Harsh Environment Network Harsh Environment Network Fiber Optic Test Equipment EMI Receptacles Automated Intelligent Solutions Design & Installation Services Data Center Infrastructure Solutions High Speed Copper Transceivers and Modules Asset Tracking

Power Solutions

$5 to $10 billion total available market for Methode Technology Toolbox Heat Syncs Tribotek™ Contacts Heavy Copper PCBs** Laminated Busbars **Strategic partner Power Solutions Mean Power Possibilities Powerflex ™cable FusionLug™ Sonicrimp™ 35

Power Solutions Mean Power Possibilities Design and manufacture innovative products that meet requirements of variety of high-demand applications Collaborate with customers to develop robust systems that meet their electrical and thermal performance, weight and cost needs From prototype to revenue is about an 18-24-month cycle 36

Growth in Hybrids Creates Opportunities For Power Solutions Transportation Segment Hybrid vehicles require power distribution components Powerflex™ and FusionLug® are designed into electric vehicle controllers and charging systems Investment in Developer of chargers, inverters, and battery systems for hybrid and plug-in hybrid electric vehicles (PHEV) Since 2006, leader in PHEV conversions for Toyota Prius and Ford Escape Hybrid And Electric Vehicle Sales Percent Of Total Vehicle Sales* * Source: Deutsche Bank 37 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 2010 2015 2020 2030

Power Solutions Mean Power Possibilities Thermal Management Power Connector Power Cabling Power PCBs Laminated Bus Bar Bus Bar Powder Coated Bus Bar Thermal Management High-Precision, Machined Bus Bar Power PCBs 38 Power PCBs Power Cables and FusionLug Power Connectors and Contacts Thermal Management Power Rail SCR Clamps

Financial Performance

40 Design, Engineering and SG&A Post Restructuring We are taking a long-range view and looking towards the future Maintained core engineering resources throughout restructuring Incurring costs to recruit highly skilled technical employees necessary to launch new programs Consciously maintaining investment in SG&A activities in spite of lower sales to focus on longer-term health of company New business requires engineering and prototyping prior to award Gross margin improvement Fiscal 2009 Fiscal 2010 Target Auto 16.5% 18.3% High teens to low 20% Interconnect 24.0% 28.7% Mid to high 20% Power 12.9% 26.0% Mid to high 20%

41 Recent Financial History Maintained profitability through recession and restructuring 35 years of uninterrupted dividends $56.4 million cash on hand and no long-term debt * Millions + Earnings have been adjusted to eliminate restructuring charges and other one-time charges and credits Fiscal Period 2007 2008 2009 2010 Q1 2011 Total Revenue* $448.4 $551.1 $425.6 $373.1 $98.3 Gross Margin 20.1% 22.6% 17.0% 21.4% 19.8% EPS (GAAP) $0.72 $1.07 $(3.05) $0.37 $0.11 EPS (Non-GAAP)+ $0.77 $0.82 $0.17 $0.48 $0.11 Dividend Paid $0.20 $0.20 $0.26 $0.28 $0.07

Conclusion

Methode Is Positioned For Growth Winning new business and new customers Global restructuring actions have lowered MEI’s revenue break-even point Diversified business model means reduced risk and volatility Global footprint differentiates and aligns us with larger global customers Conservative balance sheet and positive cash flow Aggressively seeking opportunistic acquisitions 43

Baird Industrial Conference Investor Presentation November 9, 2010